SUPPLEMENT TO THE PROSPECTUS

United Cash Management, Inc.

The following information supplements and supersedes any contrary information contained in the Prospectus:

At a special meeting of shareholders scheduled for June 22, 1999, shareholders of the Fund will be asked to approve a proposal to change the investment management fee for the Fund, which is currently calculated by adding a group fee to a specific fee, to a new specific fee at the annual rate of 0.40% of net assets.


To be attached to the cover page of the Prospectus of United Cash Management, Inc. dated November 6, 1998.

This Supplement is dated March 4, 1999.

NUS 1010A